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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



                  Date of Report:  May 13, 1998
                (Date of earliest event reported)



                    COCA-COLA ENTERPRISES INC.
     (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)       (IRS Employer
incorporation)                               Identification No.)


        2500 Windy Ridge Parkway, Atlanta, Georgia 30339
  (Address of principal executive offices, including zip code)



                        (770) 989-3000
      (Registrant's telephone number, including area code)















                                                                 Page One of 22
                                                           Exhibit Index Page 4
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  Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits

    1.01  Terms Agreement dated as of May 13, 1998
          relating to the offer and sale of $250,000,000
          Aggregate Principal Amount of the Registrant's
          7% Debentures Due 2098 (the "Debentures").

    4.01  Form of the Debentures.

















































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                               SIGNATURES


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COCA-COLA ENTERPRISES INC.
                                        (Registrant)

                                   S/ LOWRY F. KLINE
                            By:________________________________
                            Name:   Lowry F. Kline
                            Title:  Executive Vice President
                                     and General Counsel

Date:  May 29, 1998








































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                        EXHIBIT INDEX

Exhibit No.                                                      Page

   1.01         Terms Agreement dated as of May 13, 1998           5
                relating to the offer and sale of $250,000,000
                Aggregate Principal Amount of the Registrant's
                7% Debentures Due 2098 (the "Debentures").

   4.01         Form of the Debentures.                            9


































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